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                               AMENDMENT NO. 8 TO
                      ORBCOMM SYSTEM PROCUREMENT AGREEMENT


            This Amendment No.8 ("Amendment No. 8") to the ORBCOMM System Procurement Agreement is entered into this 24th day of March, 1999 between ORBCOMM Global, L.P. ("ORBCOMM Global") and Orbital Sciences Corporation ("Orbital").

                                   WITNESSETH

            WHEREAS, the parties previously entered into the ORBCOMM System Procurement Agreement dated September 12, 1995 (the "Procurement Agreement") and Amendments No. 1, No. 2, No. 3, No. 4, No. 5, No. 6 and No. 7 thereto; and

            WHEREAS, the parties wish to set forth their agreement on orbit parameters for the launch of ORBCOMM Plane D (also known as the "Equatorial Plane") and to change the number of Satellites, from eight to seven, that shall be launched into an equatorial orbit using the Pegasus launch vehicle.

            NOW THEREFORE, the parties agree as follows:

                             ARTICLE 1 - DEFINITIONS

            Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Procurement Agreement.

                             ARTICLE 2 - AMENDMENTS

            Section 2.1 Section 5.1(b)(v) of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

            "(v)        Satellites 27 - 33 and Launch Vehicle         Aug. 1999
                        Launch Service No. 4"

            Section 2.2 The Table in Section 3.1.1 of the Statement of Work and Specifications for the ORBCOMM-4 Launch Services (as included in Amendment No. 4 to the Procurement Agreement) shall be deleted in its entirety and replaced with the following:

 --------------------------------------------------------------------- -----------------------------
 Parameter                                                                        Plane D
                                                                            (Equatorial Plane)
 --------------------------------------------------------------------- -----------------------------
 Target mean altitude                                                           1000 km, circular
 Maximum apogee altitude                                                          Target + 20 km
 Minimum perigee altitude                                                         Target - 20 km
 Target inclination                                                                 0.0  deg.
 Inclination accuracy                                                              +/- 0.1 deg.


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            Section 2.3 Table 3.1 in Section 3.1.1 of Exhibit A, Part 1B
Satellite Specifications of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

-------------------------------------------------------------------------------------------------------------------------------
            Parameter                Plane A                 Plane B                        Plane C               Plane D
-------------------------------------------------------------------------------------------------------------------------------
Target mean altitude             825 km, circular            818.5 km                      818.5 km               1000 km

Maximum apogee altitude               882 km              Target + 15 km                Target + 15 km        Target + 20 km

Minimum perigee altitude              767 km              Target - 15 km                Target - 15 km        Target - 20 km

Target inclination                   45 deg.                45.02 deg.                    45.02 deg.              0.0 deg

Inclination accuracy               +/- 0.3 deg.            +/- 0.1 deg.                   +/- 0.1 deg           +/- 0.1 deg

Target right ascension of         Unconstrained      120 deg. East of Plane A      120 deg. West of Plane A         N/A
ascending nodes
Accuracy of ascending node             N/A                 +/- 2.5 deg.                  +/- 2.5 deg.               N/A



                            SECTION 3 - MISCELLANEOUS

            Section 3.1 This Amendment No. 8 shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without giving effect to the provisions, policies or principles thereof related to choice or conflict of laws.

            Section 3.2 No changes to the Procurement Agreement are authorized hereby except as otherwise specified in this Amendment No. 8.


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            IN WITNESS WHEREOF, the parties have executed this Amendment No. 8 as of the day and year first above written.

                   ORBCOMM GLOBAL, L.P.


                   By:
                      ---------------------------------------
                   Name:  Scott L. Webster
                   Title: Chairman and Chief Executive Officer



                   ORBITAL SCIENCES CORPORATION


                   By:
                      ---------------------------------------
                   Name:
                   Title:


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